Exhibit 99.1

OSI SYSTEMS REPORTS FISCAL 2026 THIRD QUARTER

FINANCIAL RESULTS

•	Record Q3 Revenues of $453 Million
•	Q3 Earnings per Diluted Share
	o	GAAP EPS of $2.33
	o	Record Non-GAAP EPS of $2.60
•	Record Q3 Backlog of $1.9 Billion
•	Q3 Book-to-Bill Ratio of 1.3x
•	Company Reiterates its Fiscal 2026 Guidance

HAWTHORNE, Calif. — (BUSINESS WIRE) — May 4, 2026—OSI Systems, Inc. (the “Company” or “OSI Systems”) (NASDAQ: OSIS) today announced its financial results for the third quarter of fiscal 2026.

Ajay Mehra, OSI Systems’ President and Chief Executive Officer, stated, “Our third quarter results demonstrate the strength and durability of our diversified portfolio highlighted by record Q3 non-GAAP earnings per share and strong bookings, reflecting sound execution in our Security and Optoelectronics and Manufacturing divisions. Our substantial backlog and a robust pipeline position us well as we capitalize on market opportunities and advance key strategic initiatives.”

Financial Summary

	Three Months Ended March 31,			Nine Months Ended March 31,
(Dollars in thousands, except per-share amounts)	2025	2026	% Growth	2025	2026	% Growth
Revenues	$444,354	$453,246	2%	$1,208,181	1,301,926	8%

Diluted earnings per share - GAAP	$2.40	$2.33	-3%	$5.67	$5.71	1%
Diluted earnings per share - non-GAAP	$2.44	$2.60	7%	$6.11	$6.60	8%

Cash flow provided by operating activities	$81,642	$14,457		$97,030	$93,794
Capital expenditures	$4,518	$7,559		$17,713	$21,272

The Company’s backlog was approximately $1.9 billion as of March 31, 2026, compared to approximately $1.8 billion as of December 31, 2025 reflecting continued strong bookings momentum across the Security and Optoelectronics and Manufacturing divisions.

Mr. Mehra added, “The Security division delivered another solid quarter supported by disciplined execution, strong bookings and operating margin expansion despite a challenging year-over-year comparison due to significant Mexico revenues in the third quarter of fiscal year 2025. Excluding these Mexico contracts, the Security division’s revenues increased by 25% year-over-year across the broader portfolio. In addition, we are pleased with recent notable awards and look forward to capturing other significant global opportunities.”

Mr. Mehra continued, “The Optoelectronics and Manufacturing division also produced solid third quarter results, with 10% revenue growth and a strong book-to-bill ratio. These results continue to reinforce the advantages of our vertically integrated global operating model, which provides efficiency and flexibility to serve our diverse OEM customer base across aerospace, defense, healthcare and consumer technologies.”

Fiscal Year 2026 Outlook

The Company is reiterating its fiscal 2026 revenue guidance range of $1.825 billion to $1.867 billion and its non-GAAP diluted earnings per share guidance range of $10.30 to $10.55. Actual revenues and non-GAAP diluted earnings per share could vary from this guidance due to factors discussed under “Forward-Looking Statements” or other factors, including the impact on near-term bookings and revenues of the recent shutdown of the Department of Homeland Security and current conflicts in the Middle East.

The Company’s fiscal 2026 diluted earnings per share guidance is provided on a non-GAAP basis only. The Company does not provide a reconciliation of guidance for non-GAAP diluted EPS to GAAP diluted EPS (the most directly comparable GAAP measure) on a forward-looking basis because the Company is unable to provide a meaningful or accurate compilation of reconciling items and certain information is not available. This is due to the inherent difficulty and complexity in accurately forecasting the timing and amounts of various items included in the calculation of GAAP diluted EPS but excluded in the calculation of non-GAAP diluted EPS, such as acquisition costs and other non-recurring items that have not yet occurred, are out of the Company’s control or cannot otherwise reasonably be predicted. For the same reasons, the Company is unable to address the significance of unavailable information which may be material and therefore could result in GAAP diluted EPS being materially different from projected non-GAAP diluted EPS.

Conference Call Information

The Company will host a conference call and simultaneous webcast beginning at 1:30 pm PT (4:30 pm ET) today to discuss its financial results for the 2026 third fiscal quarter. To listen, please visit the Investor Relations section of the OSI Systems website at http://investors.osi-systems.com/index.cfm and follow the link that will be posted on the front page. A replay of the webcast will be available beginning shortly after the conclusion of the conference call for approximately three months thereafter. The replay can be accessed through the Company’s website at www.osi-systems.com.

About OSI Systems

OSI Systems designs and manufactures specialized electronic systems and components for critical applications. The Company operates through three business segments: Security, Optoelectronics and Manufacturing, and Healthcare. Its Security division delivers advanced inspection systems, turnkey screening solutions, and comprehensive support services to protect people and infrastructure. The Optoelectronics and Manufacturing segment serves as a global supplier of high-performance optoelectronic solutions and precision manufacturing services for leading OEMs. The Healthcare segment focuses on patient monitoring, diagnostic cardiology, and related services with the goal of enhancing clinical care and patient outcomes. Serving customers in over 170 countries, OSI Systems strategically positions its sales, service, R&D, and manufacturing capabilities worldwide to provide fast and efficient delivery and support. For more information on OSI Systems or any of its subsidiary companies, visit www.osi-systems.com. News Filter: OSIS-E

Presentation of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP operating income (loss) by segment and non-GAAP operating margin, all of which are non-GAAP financial measures. The presentation of these non-GAAP figures is provided to allow for the comparison of the underlying performance of the Company, excluding the impact of impairment, restructuring and other charges (including certain legal costs), amortization of intangible assets acquired through business acquisitions, and associated tax effects, and discrete income tax items. Although we exclude amortization of acquired intangible assets from our non-GAAP figures, revenue generated from such intangibles is included in determining non-GAAP financial performance of the Company. Management believes that the non-GAAP financial measures presented in this earnings release provide (i) enhanced insight into the ongoing operations of the Company, (ii) meaningful information regarding the Company’s financial results (excluding amounts management does not view as reflective of ongoing operating results) for purposes of planning, forecasting and assessing the performance of the Company’s businesses, (iii) a meaningful comparison of financial results of the current period against results of past periods and (iv) financial results that are generally more comparable to financial results of peer companies than are GAAP figures. Non-GAAP financial measures should not be assessed in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. Our non-GAAP financial measures may not be the same as measures used by other companies due to possible differences in methods and in the items or events for which adjustments are made.

Reconciliations of GAAP financial information to non-GAAP financial information are provided in the accompanying tables. The financial results calculated in accordance with GAAP and reconciliations from those financial results should be carefully evaluated.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to the Company's current expectations, beliefs, and projections concerning matters that are not historical facts. Forward-looking statements are not guarantees of future performance and involve uncertainties, risks, assumptions, and contingencies, many of which are outside the Company's control and which may cause actual results to differ materially from those described in or implied by any forward-looking statement. Forward-looking statements include, but are not limited to, information provided regarding expected revenues, earnings, growth, cash flow generation, and operational performance in fiscal 2026 and beyond. The Company could be exposed to a variety of negative consequences as a result of delays related to the award of domestic and international contracts; failure to secure the renewal of key customer contracts; delays in customer programs; government shutdowns; delays in revenue recognition related to the timing of customer acceptance; the impact of potential information technology, cybersecurity or data security breaches; changes in domestic and foreign government spending and budgetary, procurement and trade policies adverse to the Company's businesses; the impact of the Russia-Ukraine conflict and conflicts in the Middle East, including the potential for broad economic disruption and increased global tensions; global economic uncertainty, including the impact of tariffs; material delays and cancellations of orders or deliveries thereon, supply chain and transportation networks disruptions, plant closures, or other adverse impacts on the Company’s ability to execute business plans; unfavorable currency exchange rate fluctuations; unfavorable interest rate fluctuations; effect of changes in tax legislation; market acceptance of the Company's new and existing technologies, products, and services; the Company's ability to win new business and convert orders received to sales within the current fiscal year; contract and regulatory compliance matters, and actions which, if brought, could result in judgments, settlements, fines, injunctions, debarment, or penalties; and other risks and uncertainties, including, but not limited to, those detailed herein and from time to time in the Company's Securities and Exchange Commission filings, which could have a material and adverse impact on the Company's business, financial condition, and results of operations. For additional information on these and other factors that could cause the Company's future results to differ materially from those in any forward-looking statements, see the section titled "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K and other risks described therein and in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements, which are based on currently available information and speak only as of the date on which they are made. The Company assumes no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information, or otherwise, except to the extent required to do so under federal securities laws.

For Additional Information, Contact:

OSI Systems, Inc.

Ajay Vashishat

Vice President

Telephone: (310) 349-2237

avashishat@osi-systems.com

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OSI SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2025	2026	2025	2026
Revenues:
Products	$341,179	$344,921	$930,658	$971,493
Services	103,175	108,325	277,523	330,433
Total net revenues	444,354	453,246	1,208,181	1,301,926
Cost of goods sold:
Products	236,667	242,574	631,176	693,641
Services	57,396	60,348	158,061	183,147
Total cost of goods sold	294,063	302,922	789,237	876,788
Gross profit	150,291	150,324	418,944	425,138
Operating expenses:
Selling, general and administrative	73,249	71,487	216,194	208,643
Research and development	18,570	19,455	54,600	59,641
Impairment, restructuring and other charges, net	2,255	6,168	3,648	11,772
Total operating expenses	94,074	97,110	274,442	280,056
Income from operations	56,217	53,214	144,502	145,082
Interest and other expense, net	(8,228)	(3,995)	(24,206)	(22,106)
Income before income taxes	47,989	49,219	120,296	122,976
Provision for income taxes	(6,855)	(9,003)	(23,407)	(23,505)
Net income	$41,134	$40,216	$96,889	$99,471

Diluted earnings per share	$2.40	$2.33	$5.67	$5.71
Weighted average shares outstanding – diluted	17,159	17,291	17,089	17,414

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OSI SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2025	March 31, 2026
Assets
Cash and cash equivalents	$106,405	$345,236
Accounts receivable, net	837,743	870,450
Inventories	407,174	435,290
Prepaid expenses and other current assets	71,539	66,357
Total current assets	1,422,861	1,717,333
Property and equipment, net	126,747	125,765
Goodwill	387,393	385,075
Intangible assets, net	183,290	183,317
Other non-current assets	120,966	142,941
Total Assets	$2,241,257	$2,554,431

Liabilities and Stockholders' Equity

Bank lines of credit	$178,000	$-
Current portion of long-term debt	8,130	3,791
Accounts payable	205,181	200,882
Accrued payroll and related expenses	49,535	51,003
Advances from customers	68,184	59,998
Deferred revenue	77,788	89,358
Other current liabilities	110,120	124,139
Total current liabilities	696,938	529,171
Long-term debt	463,504	998,748
Other long-term liabilities	129,731	132,197
Total liabilities	1,290,173	1,660,116
Total stockholders’ equity	951,084	894,315
Total Liabilities and Stockholders’ Equity	$2,241,257	$2,554,431

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NON-GAAP FINANCIAL MEASURES AND SEGMENT INFORMATION

	Three Months Ended March 31,
	2025					2026
(Dollars in thousands, except per-share amounts)		Operating	% of	Net	Diluted		Operating	% of	Net	Diluted
	Revenues	Income	Revenues	Income	EPS	Revenues	Income	Revenues	Income	EPS
OSI Consolidated
GAAP basis	$444,354	$56,217	12.7%	$41,134	$2.40	$453,246	$53,214	11.7%	$40,216	$2.33
Impairment, restructuring and other charges, net		2,255	0.5%	2,255	0.13		6,168	1.4%	6,168	0.35
Amortization of acquired intangible assets		4,661	1.0%	4,661	0.27		3,505	0.8%	3,505	0.20
Tax effect of non-GAAP adjustments				(1,643)	(0.10)				(2,292)	(0.13)
Discrete tax benefit				(4,542)	(0.26)				(2,638)	(0.15)
Non-GAAP basis		$63,133	14.2%	$41,865	$2.44		$62,887	13.9%	$44,959	$2.60

		Operating	% of				Operating	% of
	Revenues	Income	Revenues			Revenues	Income	Revenues
Revenue and Operating Income by Segment
Security
GAAP basis	$314,908	$51,505	16.4%			$319,263	$53,971	16.9%
Impairment, restructuring and other charges, net		1,403	0.4%				1,433	0.4%
Amortization of acquired intangible assets		4,000	1.3%				2,883	1.0%
Non-GAAP basis		56,908	18.1%				58,287	18.3%

Optoelectronics & Manufacturing
GAAP basis	100,860	13,650	13.5%			110,998	14,613	13.2%
Impairment, restructuring and other charges, net		72	0.1%				-	0.0%
Amortization of acquired intangible assets		365	0.4%				351	0.3%
Non-GAAP basis		14,087	14.0%				14,964	13.5%

Healthcare
GAAP basis	43,722	1,308	3.0%			40,701	(2,366)	-5.8%
Impairment, restructuring and other charges, net		627	1.4%				2,636	6.5%
Amortization of acquired intangible assets		296	0.7%				271	0.6%
Non-GAAP basis		2,231	5.1%				541	1.3%

Corporate/Elimination
GAAP basis	(15,136)	(10,246)				(17,716)	(13,004)
Impairment, restructuring and other charges, net		153					2,099
Non-GAAP basis		(10,093)					(10,905)

OSI Consolidated
GAAP basis	$444,354	56,217	12.7%			$453,246	53,214	11.7%
Impairment, restructuring and other charges, net		2,255	0.5%				6,168	1.4%
Amortization of acquired intangible assets		4,661	1.0%				3,505	0.8%
Non-GAAP basis		$63,133	14.2%				$62,887	13.9%

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NON-GAAP FINANCIAL MEASURES AND SEGMENT INFORMATION

	Nine Months Ended March 31,
	2025					2026
(Dollars in thousands, except per-share amounts)		Operating	% of	Net			Operating	% of	Net
	Revenues	Income	Revenues	Income	EPS	Revenues	Income	Revenues	Income	EPS
OSI Consolidated
GAAP basis	$1,208,181	$144,502	12.0%	$96,889	$5.67	$1,301,926	$145,082	11.1%	$99,471	$5.71
Impairment, restructuring and other charges, net		3,648	0.3%	3,648	0.22		11,772	0.9%	11,772	0.68
Amortization of acquired intangible assets		13,226	1.1%	13,226	0.77		10,958	0.9%	10,958	0.63
Non-recurring retirement expense for former CEO				-	-				4,359	0.25
Tax effect of non-GAAP adjustments				(4,033)	(0.24)				(6,350)	(0.36)
Discrete tax benefit				(5,344)	(0.31)				(5,321)	(0.31)
Non-GAAP basis		$161,376	13.4%	$104,386	$6.11		$167,812	12.9%	$114,889	$6.60

		Operating	% of				Operating	% of
	Revenues	Income	Revenues			Revenues	Income	Revenues
Revenue and Operating Income by Segment
Security
GAAP basis	$829,209	$134,414	16.2%			$908,216	$138,041	15.2%
Impairment, restructuring and other charges, net		1,882	0.2%				5,087	0.6%
Amortization of acquired intangible assets		10,708	1.3%				9,142	1.0%
Non-GAAP basis		147,004	17.7%				152,270	16.8%

Optoelectronics & Manufacturing
GAAP basis	299,398	36,541	12.2%			333,011	41,272	12.4%
Impairment, restructuring and other charges, net		619	0.2%				261	0.1%
Amortization of acquired intangible assets		1,535	0.5%				1,004	0.3%
Non-GAAP basis		38,695	12.9%				42,537	12.8%

Healthcare
GAAP basis	125,678	3,830	3.0%			117,978	(1,617)	-1.4%
Impairment, restructuring and other charges, net		779	0.6%				4,325	3.7%
Amortization of acquired intangible assets		983	0.8%				812	0.7%
Non-GAAP basis		5,592	4.4%				3,520	3.0%

Corporate/Elimination
GAAP basis	(46,104)	(30,283)				(57,279)	(32,614)
Impairment, restructuring and other charges, net		368					2,099
Non-GAAP basis		(29,915)					(30,515)

OSI Consolidated
GAAP basis	$1,208,181	144,502	12.0%			$1,301,926	145,082	11.1%
Impairment, restructuring and other charges, net		3,648	0.3%				11,772	0.9%
Amortization of acquired intangible assets		13,226	1.1%				10,958	0.9%
Non-GAAP basis		$161,376	13.4%				$167,812	12.9%

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